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                                                                    EXHIBIT 10.9

                      CLASS B NONVOTING COMMON STOCK OPTION

                               EXERCISE AGREEMENT

        THIS CLASS B NONVOTING COMMON STOCK OPTION EXERCISE AGREEMENT (this "Agreement") is made effective as of May 31, 2001 by and between The Advisory Board Company, a Maryland corporation (the "Company") and Michael A. D'Amato (the "Optionee").

        WHEREAS, the Optionee has the option to purchase: (i) 625,000 shares of Class B Nonvoting Common Stock, par value $0.01 per share (the "Class B Shares") of the Company at a purchase price of $1.96, (ii) 75,000 shares of the Class B Shares of the Company at a purchase price of $4.20 per share and (iii) 70,000 shares of the Class B Shares of the Company at a purchase price of $4.80 as set forth in the various Stock Option Agreements attached as Exhibit A (the "Options");

        WHEREAS, the Company has been appraised by Laird Square, LLC, as of March 31, 2001 at a fair market value corresponding to $3.71 per Class B Share;

        WHEREAS, the Optionee has agreed to exercise the Options to acquire 770,000 Class B Shares, for a total purchase price equal to $1,876,000 on the condition that the purchase price for the Shares will be paid in the form of an interest-bearing Secured Promissory Note in the face amount equal to $1,876,000 to be executed in favor of the Company by the Optionee, substantially in the form attached hereto as Exhibit B (the "Note"); and

        WHEREAS, the parties intend that Optionee will pledge the Shares to the Company as security for the Note.

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

        1. Exercise of Options. The Optionee hereby exercises the Option, and, pursuant thereto, the Company hereby sells transfers and delivers to the Optionee 770,000 Class B Shares (the "Shares"), duly endorsed for transfer to the Optionee, in exchange for an aggregate purchase price of $1,876,000 payable by the execution and delivery of the Note.

        2. Execution and Delivery of Note. The Optionee hereby executes and delivers the Note to the Company as payment in full for the Shares.

        3. Pledge of Shares. The Optionee hereby grants to the Company a first priority security interest in the Shares as provided in the Note.

        4. Payment of Withholding Tax. Optionee agrees to pay to the Company in full the total amount $453,083.00 in order to provide for the withholding tax obligation of the Company associated with the exercise of the Options.

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        5.      Representations of the Optionee.

                (a) The Optionee has the legal right, power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of the Optionee, enforceable against him in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency or other laws of general applicability affecting creditors' rights and by general principles of equity, whether such principles are considered at law or in equity).

                (b) The Optionee acknowledges that, to the extent he is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended), or to the extent that the Optionee is acquiring the Shares for his own account, for investment purposes and not with a view to, or for sale in connection with, any distribution thereof. The Optionee is an accredited investor within the definition set forth in Rule 50 1(a) of the Securities Act of 1933, as amended. The Purchaser understands that because the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), he cannot dispose of any or all of the Shares unless such Shares are subsequently registered under the Securities Act or exemptions from such registration are available. The Purchaser understands that each certificate representing the Shares will bear the following legend or one substantially similar thereto:

                These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or, except as otherwise determined by the Company, an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.

                (c) The Buyer is not required to make any filing with, or obtain any permit, authorization or approval of, any governmental authority in connection with the execution and delivery of this Agreement and the sale of Shares contemplated hereby.

        6. Survival of Representations and Warranties. All agreement, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closing.

        7.      Miscellaneous.

                (a) This Agreement may not be assigned by either party without the consent of the other party (which consent shall not be unreasonably withheld). This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs or successors in interest.

                (b) This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.



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                (c)     Whenever possible, each provision of this Agreement will
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

                (d) This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to Delaware choice-of-law principles.

        IN WITNESS WHEREOF, the parties hereto have duly executed as of the day and year first above written.



                                            THE ADVISORY BOARD COMPANY


                                            By: /s/ David G. Bradley
                                               -------------------------------
                                            Name: David G. Bradley
                                                 ----------------------------
                                            Title: Chairman
                                                  -----------------------------


                                            OPTIONEE:

                                            /s/Michael A. D'Amato
                                            ----------------------------------
                                               Michael A. D'Amato


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[THE ADVISORY BOARD COMPANY LETTERHEAD]


                                 July 30, 2001

Michael D'Amato
C/O The Advisory Board Company
600 New Hampshire Ave. NW
Washington, DC 20037

        Re:    May 31, 2001 exercise of stock options

Dear Michael,

        On May 31, 2001, you exercised options to purchase shares of the Class B Non-voting Common Stock of The Advisory Board Company. For the purposes of the documentation associated with this exercise of options, the number of shares of stock issued to you was calculated based on our assumption that we had completed a 25-to-one stock split effective as of January 2, 2001. We recently discovered that this stock split was not properly completed. Therefore, the number of shares of stock set forth in the documentation associated with your May 31, 2001 exercise of stock options is incorrect. The actual number of shares of stock you received from us on May 31, 2001 may be calculated by dividing the number of shares of stock set forth in such documentation by 25. Because the failure to complete the 25-to-one stock spilt had the same effect on all stockholders and optionholders, the foregoing recalculation does not change your relative ownership interest in the equity of The Advisory Board Company.

        Within the next few weeks, we plan to complete the 25-to-one stock split which we originally intended to be effective as of January 2, 2001. After the effective date of this stock split, the number of shares of stock issued pursuant to your May 31, 2001 exercise of options will equal the number of shares of stock originally set forth in the documentation associated with that exercise of options.

        Please indicate your agreement with and acceptance of the terms of this letter by executing and returning the enclosed duplicate copy of this letter.


                                          Very truly yours,

                                          /s/ DAVID FELSENTHAL
                                          ------------------------
                                          David Felsenthal
                                          Chief Financial Officer





Agreed and Accepted:


/s/ MICHAEL D'AMATO
-----------------------
Michael D'Amato